Subsequent Event:	6 Months Ended
Jun. 30, 2016
Subsequent Event: [Abstract]
Subsequent Event:

Note 12.    Subsequent Event:

On August 8, 2016, we announced the execution of a settlement agreement (the "Settlement Agreement") with Venezuela, which includes payment of the Award (including interest) of approximately $770 million and acquisition of our Mining Data by Venezuela for $240 million. We also agreed to form a jointly owned company (the "Mixed Company") to develop the Brisas Cristinas gold copper mining project.  Generally, the terms of our agreements include the following:

•         Payment of the Award in respect of the Brisas project which amounts to approximately $770 million, including accrued interest up to February 24, 2016, in two installments, $600 million due on or before October 31, 2016 and the remaining approximately $170 million on or before December 31, 2016. Venezuela has agreed to use the proceeds from any financing it closes after the execution of this agreement to pay the amounts owed under this agreement in preference to any other creditor;

•         The acquisition of our technical mining data by Venezuela for $240 million, payable in four quarterly installments of $50 million beginning October 31, 2016, with a fifth and final installment of $40 million due on or before October 31, 2017. After the final payment, the technical mining data will be transferred to the Venezuelan National Mining Database;

•         A temporary suspension of our legal enforcement of the Award until final payment is made by Venezuela while maintaining our right to terminate the Settlement Agreement by written notice, without requiring any decision from any judicial authority if the two installments with respect to the payment of the Award are not received within the periods provided in the Settlement Agreement. With the final payment we have agreed to cease all legal activities related to the collection of the Award;

•         The parties have agreed that the Mixed Company will hold the gold, copper, silver and other strategic mineral rights to an area within Bolivar State, including the Brisas Cristinas deposit, which will be beneficially owned 55% by Venezuela and 45% by us and be comprised of seven individual directors, four appointed by Venezuela and three by us. We have agreed to work with Venezuela to complete financing(s) to fund the contemplated $2.1 billion anticipated capital costs of the Brisas Cristinas project;

•         We have agreed to initially provide, under a technical services agreement, engineering, procurement and construction services to the Mixed Company for a fee of five percent (5%) of all costs of construction and development of the project and upon commencement of commercial production a fee of five percent (5%) of the technical assistance costs during operations. The mining project term is 40 years (20 years with two 10 year extensions);

•         The parties have agreed that the Mixed Company will be authorized to export and sell its concentrate and doré containing gold, copper, silver and other strategic minerals outside of Venezuela, maintain proceeds from such sales in off-shore US dollar accounts as well as maintain funds associated with financing of future capital in US dollar accounts. Conversion of funds required for local in-country obligations will be converted at the most favorable exchange rate offered by Venezuela;

•         The parties have agreed that Presidential Decrees will be issued within the legal framework of the "Orinoco Mining Arc”, providing all mixed companies operating in the defined area (including the Mixed Company), exemption from value added tax, stamp tax, municipal taxes and any taxes arising from the contribution of tangible or intangible assets, if any, to the mixed companies by the parties. The mixed companies will have the benefit of the same cost of electricity, diesel and gasoline as that incurred by the government or related entities;

•         The parties have agreed to participate in the net profits of the Mixed Company, in accordance with an agreed upon formula resulting in specified respective percentages based on the sales price of gold per ounce.  For sales up to $1600 per ounce, net profits will be allocated 55% to Venezuela and 45% to us. For sales greater than $1600 per ounce, the incremental amount will be allocated 70% and 30%, respectively. With gold sales at $1600 and $3500 per ounce, net profits will be allocated at 55% - 45% and 60.5% - 39.5%, respectively;

•         The parties have agreed that the Mixed Company will pay a net smelter return royalty (NSR) to Venezuela on the sale of gold, copper, silver and any other strategic minerals of 5% for the first ten years of commercial production, 6% for the next ten years and 7% thereafter;

•         If Venezuela enters into an agreement with a third party for the incorporation of a mixed company to perform similar activities with terms and conditions that are more favorable than the above tax and fiscal incentives, Venezuela has agreed to use its best efforts to grant to the Mixed Company similar terms applicable to the Brisas Cristinas project (See Note 3. Arbitral Award Enforcement and Collection).

•         Venezuela has agreed to indemnify us against future legal actions associated with the Brisas Cristinas Project.